                                                                      Exhibit P.

                                  SEC FILINGS

                               POWER OF ATTORNEY


     The undersigned Trustee/Director of UAM Funds, Inc., UAM Funds Trust and UAM Funds Trust II (the "Funds") hereby appoints Michael E. DeFao, Audrey C. Talley and Martin J. Wolin his true and lawful attorneys-in-fact with authority to execute in the name of such Trustee/Director on behalf of the Fund and to file with the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission, National Futures Association or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and other pertinent federal securities statutes, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.



                                                /s/ Norton H. Reamer
                                                ----------------------------
                                                Norton H. Reamer


Date:  June 18, 1998

                                  SEC FILINGS

                               POWER OF ATTORNEY


     The undersigned Trustee/Director of UAM Funds, Inc., UAM Funds Trust and UAM Funds Trust II (the "Funds") hereby appoints Michael E. DeFao, Audrey C. Talley and Martin J. Wolin his true and lawful attorneys-in-fact with authority to execute in the name of such Trustee/Director on behalf of the Fund and to file with the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission, National Futures Association or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and other pertinent federal securities statutes, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.



                                                /s/ William A. Humenuk
                                                --------------------------------
                                                William A. Humenuk, Esq.


Date:  June 18, 1998

                                  SEC FILINGS

                               POWER OF ATTORNEY


     The undersigned Trustee/Director of UAM Funds, Inc., UAM Funds Trust and UAM Funds Trust II (the "Funds") hereby appoints Michael E. DeFao, Audrey C. Talley and Martin J. Wolin his true and lawful attorneys-in-fact with authority to execute in the name of such Trustee/Director on behalf of the Fund and to file with the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission, National Futures Association or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and other pertinent federal securities statutes, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.



                                                /s/ Philip D. English
                                                -----------------------------
                                                Philip D. English


Date:  June 18, 1998

                                  SEC FILINGS

                               POWER OF ATTORNEY


     The undersigned Trustee/Director of UAM Funds, Inc., UAM Funds Trust and UAM Funds Trust II (the "Funds") hereby appoints Michael E. DeFao, Audrey C. Talley and Martin J. Wolin his true and lawful attorneys-in-fact with authority to execute in the name of such Trustee/Director on behalf of the Fund and to file with the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission, National Futures Association or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and other pertinent federal securities statutes, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.



                                                /s/ Nancy J. Dunn
                                                --------------------------
                                                Nancy J. Dunn


Date:  June 18, 1998

                                  SEC FILINGS

                               POWER OF ATTORNEY


     The undersigned Trustee/Director of UAM Funds, Inc., UAM Funds Trust and UAM Funds Trust II (the "Funds") hereby appoints Michael E. DeFao, Audrey C. Talley and Martin J. Wolin his true and lawful attorneys-in-fact with authority to execute in the name of such Trustee/Director on behalf of the Fund and to file with the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission, National Futures Association or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and other pertinent federal securities statutes and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.





                                                /s/ John T. Bennett Jr.
                                                ------------------------------
                                                John T. Bennett, Jr.



Date:  June 18, 1998

                                  SEC FILINGS

                               POWER OF ATTORNEY


     The undersigned Trustee/Director of UAM Funds, Inc., UAM Funds Trust and UAM Funds Trust II (the "Funds") hereby appoints Michael E. DeFao, Audrey C. Talley and Martin J. Wolin his true and lawful attorneys-in-fact with authority to execute in the name of such Trustee/Director on behalf of the Fund and to file with the U.S. Securities and Exchange Commission, Commodity Futures Trading Commission, National Future Association or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Fund any and all regulatory materials necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and other pertinent federal securities statutes, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorneys-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.



                                                /s/ Peter M. Whitman, Jr.
                                                --------------------------------
                                                Peter M. Whitman, Jr.


Date:  June 18, 1998